UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: September 25, 2026
(Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604		31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

6200 S. Gilmore Road	Fairfield,	Ohio	45014‑5141
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CINF	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into Material Definitive Agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On September 25, 2026, Cincinnati Financial Corporation and CFC Investment Company, a subsidiary of Cincinnati Financial Corporation (Borrowers) entered into an Expiration Date Extension ("2026 Extension") for the Credit Agreement, dated October 10, 2025, with and among Fifth Third Bank, N.A. as Administrative Agent, Joint Lead Arranger, and Sole Bookrunner (“Fifth Third”), The Huntington National Bank as Joint Lead Arranger, and the other Lenders party thereto (the “2025 Credit Facility”). The 2026 Extension changes the Expiration Date of the Credit Agreement to October 10, 2031, which is a one-year extension of the prior expiration.

Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the 2025 Credit Facility. All other terms and conditions of the 2025 Credit Facility are unchanged and remain in full force and effect. The foregoing description of the 2026 Extension does not purport to be complete and is qualified in its entirety by the full terms of the 2025 Credit Facility, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits

Exhibit 10.1 – Credit Agreement dated October 10, 2025, by and among Cincinnati Financial Corporation and CFC Investment Company as borrowers, Fifth Third Bank, N.A. as administrative agent, and the other Lenders party thereto (incorporated by reference to Exhibit 10.1 filed with the company's Current Report on Form 8-K filed on October 10, 2025)

Exhibit 10.2 – Expiration Date Extension, dated September 25, 2026, by and among Cincinnati Financial Corporation and CFC Investment Company as borrowers, Fifth Third Bank, N.A. as administrative agent, and the other Lenders party thereto.

Exhibit 104 – The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: September 28, 2026	/S/ Michael J. Sewell
Michael J. Sewell, CPA
Chief Financial Officer, Executive Vice President and Treasurer
(Principal Accounting Officer)